Exhibit 99.01

Shutterfly Announces Second Quarter 2013 Financial Results

●	Net revenues increase 35% year-over-year to $133.5 million
●	GAAP net loss of ($0.31) per diluted share
●	Adjusted EBITDA of $6.3 million
●	50th consecutive quarter of year-over-year net revenue growth

REDWOOD CITY, July 31, 2013 -- Shutterfly, Inc. (NASDAQ:SFLY), the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands, today announced financial results for the second quarter ended June 30, 2013.

“We had a strong second quarter demonstrating continued execution and momentum in our business,” said Jeffrey Housenbold, president and CEO. “We are playing to win, in what we believe are the early stages of large market opportunities and as such, are making investments for both short and long-term success”

Second Quarter 2013 Financial Highlights

●	Net revenues totaled $133.5 million, a 35% year-over-year increase.
●	Second quarter 2013 represents the 50th consecutive quarter of year-over-year net revenue growth.
●	Consumer net revenues totaled $124.9 million, a 32% year-over-year increase.
●	Enterprise net revenues totaled $8.6 million, an 86% year-over-year increase.
●	Gross profit margin was 46% of net revenues, compared to 49% in the second quarter of 2012.
●	Operating expenses, excluding $12.1 million of stock-based compensation, totaled $73.6 million.
●	GAAP net loss was ($11.8) million, compared to ($9.5) million in the second quarter of 2012.
●	GAAP net loss per diluted share was ($0.31), compared to ($0.27) in the second quarter of 2012.
●	Non-GAAP net loss per diluted share was ($0.29), compared to ($0.27) in the second quarter of 2012.
●	Adjusted EBITDA was $6.3 million, compared to $3.6 million in the second quarter of 2012.
●	At June 30, 2013, cash and cash equivalents totaled $365.8 million.

Second Quarter 2013 Operating Metrics

●	Transacting customers totaled 2.3 million, a 24% year-over-year increase.
●	Orders totaled 3.6 million, a 20% year-over-year increase.
●	Average order value was $34.96, an increase of 10% year-over-year.

Business Outlook

Third Quarter 2013:

●	Net revenues to range from $115.5 million to $117.5 million, a year-over-year increase of 17.2% to 19.2%.
●	GAAP gross profit margin to range from 40.5% to 41.5% of net revenues.
●	Non-GAAP gross profit margin to range from 43.4% to 44.4% of net revenues.
●	GAAP operating loss to range from ($41.0) million to ($43.0) million.
●	Non-GAAP operating loss to range from ($18.0) million to ($20.0) million.
●	GAAP effective tax rate to range from 46% to 47%.
●	GAAP net loss per diluted share to range from ($0.63) to ($0.67).
●	Non-GAAP net loss per diluted share to range from ($0.58) to ($0.62).
●	Weighted average diluted shares of approximately 37.9 million.
●	Adjusted EBITDA loss to range from ($6.0) million to ($8.0) million.

Full Year 2013:

●	Net revenues to range from $776.0 million to $781.0 million, a year-over-year increase of 21.1% to 21.9%.
●	GAAP gross profit margin to range from 53.0% to 54.0% of net revenues.
●	Non-GAAP gross profit margin to range from 54.7% to 55.7% of net revenues.
●	GAAP operating income to range from $14.2 million to $20.4 million.
●	Non-GAAP operating income to range from $96.9 million to $103.1 million.
●	GAAP effective tax rate to range from 30% to 32%.
●	GAAP net income per diluted share to range from $0.08 to $0.19.
●	Non-GAAP net income per diluted share to range from $0.23 to $0.33.
●	Weighted average diluted shares of approximately 39.7 million.
●	Adjusted EBITDA to range from $139.7 million to $148.4 million, or 18% to 19% of net revenues.
●	Capital expenditures to range from 10.0% to 10.4% of net revenues.

Notes to the Second Quarter 2013 Financial Results and Business Outlook

Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as Adjusted EBITDA less purchases of property, plant, and equipment and capitalization of software development costs.

Non-GAAP earnings per share is defined as non-GAAP net income (loss), which excludes interest expense related to the issuance of 0.25% convertible senior notes in May 2013, divided by diluted non-GAAP shares outstanding, which is GAAP diluted weighted average shares outstanding less any shares issuable under the Company’s convertible senior notes.

Consumer category includes net revenues from stationery and greeting cards, photo books, calendars and photo-based merchandise, photo prints, and the related shipping revenues.  Consumer also includes net revenues from advertising and sponsorship programs.

Enterprise category includes net revenues primarily from variable, four-color direct marketing collateral manufactured and fulfilled for business customers.

Average Order Value (AOV) is defined as total net revenues (excluding Enterprise) divided by total orders.

The foregoing financial guidance replaces any of the Company’s previously issued financial guidance which should no longer be relied upon.

Second Quarter 2013 Conference Call

Management will review the second quarter 2013 financial results and its expectations for the third quarter and full year 2013 on a conference call on Wednesday, July 31, 2013 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterflyinc.com. In the Investor Relations area click on the link provided for the webcast, or dial 970-315-0490.  The webcast, as well as a podcast, will be archived and available at http://www.shutterflyinc.com.  A replay of the conference call will be available through Wednesday, August 14, 2013. To hear the replay, please dial (404) 537-3406, replay passcode 11780255.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross profit margins, non-GAAP operating income (loss) and the related operating income (loss) margins, adjusted EBITDA, free cash flow, and non-GAAP net income (loss) per share. The method the Company uses to produce non-GAAP financial measures is not computed according to GAAP and may differ from methods used by other companies.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to gross margins, operating income (loss), net income (loss) or net income (loss) per share determined in accordance with GAAP.  For more information, please see Shutterfly's SEC Filings, including the most recent Form 10-K and Form 10-Q, which are available on the Securities and Exchange Commission's Web site at www.sec.gov.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include statements regarding the Company's market opportunities, investments in future growth and financial expectations for the third quarter and full year 2013 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy, our ability to expand our customer base, increase sales to existing customers and meet production requirements; our ability to successfully integrate acquired businesses and assets; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop innovative, new products and services on a timely and cost-effective basis; consumer acceptance of our products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" section of the Company's most recent Form 10-K and Form 10-Q, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly, Inc.

Shutterfly, Inc. is the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands. Founded in 1999, the Shutterfly, Inc. family of brands includes: Shutterfly, where your photos come to life in photo books, cards and gifts; Tiny Prints, premium cards and stationery for all life’s occasions; Wedding Paper Divas, wedding invitations and stationery for every step of the planning process; and Treat, personalized greeting cards that really stand out. For more information about Shutterfly, Inc. (NASDAQ:SFLY), visit www.shutterfly-inc.com.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: Michael Look, 650-610-5910 mlook@shutterfly.com

Shutterfly, Inc.
Condensed Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

Net revenues	$133,461	$99,020	$250,169	$190,311
Cost of net revenues	71,716	50,710	133,569	100,763
Gross profit	61,745	48,310	116,600	89,548
Operating expenses:
Technology and development	26,497	20,930	50,524	39,438
Sales and marketing	38,277	30,002	73,172	57,040
General and administrative	20,904	15,164	40,801	29,936
Total operating expenses	85,678	66,096	164,497	126,414
Loss from operations	(23,933)	(17,786)	(47,897)	(36,866)
Interest expense	(1,936)	(156)	(2,075)	(308)
Interest and other income, net	35	9	42	16
Loss before income taxes	(25,834)	(17,933)	(49,930)	(37,158)
Benefit from income taxes	14,023	8,422	25,714	17,607
Net loss	$(11,811)	$(9,511)	$(24,216)	$(19,551)

Net loss per share - basic and diluted	$(0.31)	$(0.27)	$(0.65)	$(0.55)

Weighted-average shares outstanding - basic and diluted	37,775	35,812	37,405	35,506

Stock-based compensation is allocated as follows:

Cost of net revenues	$592	$443	$1,156	$905
Technology and development	2,452	2,675	4,384	4,963
Sales and marketing	4,551	2,745	8,256	5,895
General and administrative	5,054	3,663	10,391	7,380
	$12,649	$9,526	$24,187	$19,143

Shutterfly, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except par value amounts)
(Unaudited)

	June 30,	December 31,
	2013	2012

ASSETS
Current assets:
Cash and cash equivalents	$365,841	$245,088
Accounts receivable, net	14,250	13,574
Inventories	4,922	5,032
Deferred tax asset, current portion	18,126	7,713
Prepaid expenses and other current assets	50,434	15,268
Total current assets	453,573	286,675
Property and equipment, net	114,119	92,667
Intangible assets, net	127,616	122,269
Goodwill	379,588	358,349
Deferred tax asset, net of current portion	731	854
Other assets	15,601	4,310
Total assets	$1,091,228	$865,124

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$16,246	$31,503
Accrued liabilities	40,392	88,472
Deferred revenue	20,508	17,845
Total current liabilities	77,146	137,820
Convertible senior notes, net	237,891	-
Deferred tax liability	32,545	24,298
Other liabilities	15,528	11,720
Total liabilities	363,110	173,838

Stockholders' equity:
Common stock, $0.0001 par value; 100,000 shares authorized; 37,641 and 36,358 shares
issued and outstanding at June 30, 2013 and December 31, 2012, respectively	4	4
Additional paid-in-capital	745,399	652,110
Accumulated earnings/ (deficit)	(17,285)	39,172
Total stockholders' equity	728,118	691,286
Total liabilities and stockholders' equity	$1,091,228	$865,124

Shutterfly, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Six Months Ended
	June 30,
	2013	2012

Cash flows from operating activities:
Net loss	$(24,216)	$(19,551)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	19,268	12,741
Amortization of intangible assets	14,050	9,103
Amortization of debt discount and transaction costs	1,561	-
Stock-based compensation, net of forfeitures	24,187	19,143
(Gain) / Loss on disposal of property and equipment	87	(622)
Deferred income taxes	(1,891)	(2,785)
Tax benefit from stock-based compensation	9,856	16,135
Excess tax benefits from stock-based compensation	(10,502)	(16,135)
Changes in operating assets and liabilities:
Accounts receivable, net	(65)	1,887
Inventories	880	(159)
Prepaid expenses and other current assets	(33,485)	(29,440)
Other assets	(6,612)	(211)
Accounts payable	(12,596)	2,880
Accrued and other liabilities	(53,794)	(32,727)
Deferred revenue	1,685	1,478
Other non-current liabilities	6	(359)
Net cash used in operating activities	(71,581)	(38,622)

Cash flows from investing activities:
Acquisition of business and intangibles, net of cash acquired	(38,801)	(24,077)
Purchases of property and equipment	(27,613)	(17,193)
Capitalization of software and website development costs	(7,750)	(5,873)
Proceeds from sale of equipment	38	682
Net cash used in investing activities	(74,126)	(46,461)

Cash flows from financing activities:
Proceeds from borrowings of convertible senior notes, net of issuance costs	292,465	-
Proceeds from issuance of warrants	43,560	-
Purchase of convertible note hedge	(63,510)	-
Proceeds from issuance of common stock upon exercise of stock options	15,853	7,116
Repurchases of common stock	(32,241)	-
Excess tax benefits from stock-based compensation	10,502	16,135
Principal payments of capital lease obligations	(169)	-
Net cash provided by financing activities	266,460	23,251

Net increase/ (decrease) in cash and cash equivalents	120,753	(61,832)
Cash and cash equivalents, beginning of period	245,088	179,915
Cash and cash equivalents, end of period	$365,841	$118,083

Supplemental schedule of non-cash activities
Net increase/ (decrease) in accrued purchases of property and equipment	$(912)	$1,570
Increase in estimated fair market value of building under build-to-suit lease	3,121	-
Remaining amount due for acquisition of intangible assets	-	4,760
Amount due from adjustment of net working capital from acquired business	73	-
Amount due for acquisition of business	309	-
Unpaid debt issuance costs	568	-

Shutterfly, Inc.
Consumer Metrics Disclosure

	Three Months Ended
	June 30,
	2013	2012

Consumer Metrics

Customers	2,344,355	1,893,738
year-over-year growth	24%

Orders	3,572,665	2,978,250
year-over-year growth	20%

Average order value*	$34.96	$31.70
year-over-year growth	10%

* Average order value excludes Enterprise revenue.

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

	Forward-Looking Guidance
	GAAP					Non-GAAP
	Range of Estimate		Adjustments			Range of Estimate
	From	To	From	To		From	To

Three Months Ending September 30, 2013

Net revenues	$115.5	$117.5	-	-		$115.5	$117.5
Gross profit margin	40.5%	41.5%	2.9%	2.9%	[a]	43.4%	44.4%
Operating loss	$(43.0)	$(41.0)	$23.0	$23.0	[b]	$(20.0)	$(18.0)
Operating margin	(37%)	(35%)	20%	20%	[b]	(17%)	(15%)

Stock-based compensation	$14.8	$14.8	$14.8	$14.8		-	-
Amortization of intangible assets	$8.2	$8.2	$8.2	$8.2		-	-

Adjusted EBITDA*						$(8.0)	$(6.0)

Diluted loss per share	$(0.67)	$(0.63)	$0.05	$0.05	[e]	$(0.62)	$(0.58)
Diluted shares	37.9	37.9
Effective tax rate	46.0%	47.0%

Twelve Months Ending December 31, 2013

Net revenues	$776.0	$781.0	-	-		$776.0	$781.0
Gross profit margin	53.0%	54.0%	1.7%	1.7%	[c]	54.7%	55.7%
Operating income	$14.2	$20.4	$82.7	$82.7	[d]	$96.9	$103.1
Operating margin	2%	3%	10%	10%	[d]	12%	13%

Stock-based compensation	$52.4	$52.4	$52.4	$52.4		-	-
Amortization of intangible assets	$30.3	$30.3	$30.3	$30.3		-	-

Adjusted EBITDA*						$139.7	$148.4
Adjusted EBITDA* margin						18.0%	19.0%

Diluted earnings per share	$0.08	$0.19	$0.15	$0.14	[f]	$0.23	$0.33
Diluted shares	39.7	39.7
Effective tax rate	30%	32%

Capital expenditures - % of net revenues	10.0%	10.4%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $700K and amortization of purchased intangible assets of approximately $2.7 million.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $14.8 million and amortization of purchased intangible assets of approximately $8.2 million.
[c]	Reflects estimated adjustments for stock-based compensation expense of approximately $2.4 million and amortization of purchased intangible assets of approximately $10.5 million.
[d]	Reflects estimated adjustments for stock-based compensation expense of approximately $52.4 million and amortization of purchased intangible assets of approximately $30.3 million.
[e]	Reflects estimated adjustments for interest expense of approximately $1.8 million, net of tax.
[f]	Reflects estimated adjustments for interest expense of approximately $5.9 million, net of tax.

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2012	2012	2012	2012	2013	2013	2012

GAAP gross profit	$41,238	$48,310	$43,407	$212,812	$54,855	$61,745	$345,767
Stock-based compensation	462	443	424	367	564	592	1,696
Amortization of intangible assets	1,454	1,516	1,570	1,856	2,390	2,608	6,396

Non-GAAP gross profit	$43,154	$50,269	$45,401	$215,035	$57,809	$64,945	$353,859

Non-GAAP gross profit margin	47%	51%	46%	61%	50%	49%	55%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2012	2012	2012	2012	2013	2013	2012

GAAP operating income (loss)	$(19,080)	$(17,786)	$(23,745)	$101,324	$(23,964)	$(23,933)	$40,713
Stock-based compensation	9,617	9,526	8,365	9,814	11,538	12,649	37,322
Amortization of intangible assets	4,013	5,090	5,658	5,924	6,511	7,539	20,685

Non-GAAP operating income (loss)	$(5,450)	$(3,170)	$(9,722)	$117,062	$(5,915)	$(3,745)	$98,720

Non-GAAP operating margin	(6%)	(3%)	(10%)	33%	(5%)	(3%)	15%

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2012	2012	2012	2012	2013	2013	2012

GAAP net income (loss)	$(10,040)	$(9,511)	$(10,478)	$53,027	$(12,405)	$(11,811)	$22,998
Interest expense	152	156	148	141	139	1,936	597
Interest and other income, net	(7)	(9)	(14)	(12)	(7)	(35)	(42)
Tax (benefit) provision	(9,185)	(8,422)	(13,401)	48,168	(11,691)	(14,023)	17,160
Depreciation and amortization	10,024	11,820	12,244	16,021	15,738	17,580	50,109
Stock-based compensation	9,617	9,526	8,365	9,814	11,538	12,649	37,322

Non-GAAP Adjusted EBITDA	$561	$3,560	$(3,136)	$127,159	$3,312	$6,296	$128,144

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA and Free Cash Flow
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2012	2012	2012	2012	2013	2013	2012

Net cash provided by (used in) operating activities	$(47,961)	$9,339	$(3,568)	$193,571	$(83,504)	$11,923	$151,381
Interest expense	152	156	148	141	139	1,936	597
Interest and other income, net	(7)	(9)	(14)	(12)	(7)	(35)	(42)
Tax (benefit) provision	(9,185)	(8,422)	(13,401)	48,168	(11,691)	(14,023)	17,160
Changes in operating assets and liabilities	55,912	739	11,482	(111,895)	101,426	2,555	(43,762)
Other adjustments	1,650	1,757	2,217	(2,814)	(3,051)	3,940	2,810
Non-GAAP Adjusted EBITDA	561	3,560	(3,136)	127,159	3,312	6,296	128,144
Less: Purchases of property and equipment	(6,499)	(12,264)	(16,628)	(12,838)	(10,832)	(15,869)	(48,229)
Less: Capitalized technology & development costs	(3,072)	(2,801)	(3,730)	(2,925)	(3,495)	(4,255)	(12,528)

Free cash flow	$(9,010)	$(11,505)	$(23,494)	$111,396	$(11,015)	$(13,828)	$67,387

Shutterfly, Inc.
Reconciliation of Net Income (Loss) per Share to Non-GAAP Net Income (Loss) per Share
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2012	2012	2012	2012	2013	2013	2012
GAAP net income (loss)	$(10,040)	$(9,511)	$(10,478)	$53,027	$(12,405)	$(11,811)	$22,998
Add back interest expense related to:
Amortization of debt discount	-	-	-	-	-	1,401	-
Amortization of debt issuance costs	-	-	-	-	-	160	-
0.25% coupon	-	-	-	-	-	93	-
Tax effect	-	-	-	-	-	(770)	-
Non-GAAP net income (loss)	$(10,040)	$(9,511)	$(10,478)	$53,027	$(12,405)	$(10,927)	$22,998

GAAP diluted shares outstanding	35,199	35,812	36,062	37,764	37,034	37,775	37,432
Add back:
Dilutive effect of convertible notes	-	-	-	-	-	-	-
Non-GAAP diluted shares outstanding	35,199	35,812	36,062	37,764	37,034	37,775	37,432

GAAP net income (loss) per share	$(0.29)	$(0.27)	$(0.29)	$1.40	$(0.33)	$(0.31)	$0.61
Non-GAAP net income (loss) per share	$(0.29)	$(0.27)	$(0.29)	$1.40	$(0.33)	$(0.29)	$0.61